                  AmeriCredit Automobile Receivables Trust 1996-B
                 6.50% Automobile Receivables - Backed Certificates
                               Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    04/01/97
Monthly Period Ending:       04/30/97

I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    A.   Beginning of period Principal Balance                               $86,606,026
                                                                             -----------
    B.   Monthly Principal Amounts

         (1)  Collections on Receivables outstanding
               at end of period                                2,791,683
                                                              ----------
         (2)  Collections on Receivables paid off
               during period                                   1,352,562
                                                              ----------
         (3)  Receivables becoming Liquidated Receivables
               during period                                   1,141,459
                                                              ----------
         (4)  Receivables becoming Purchased Receivables
               during period
                                                              ----------
         (5)  Cram Down Losses occurring during period
                                                              ----------
         (6)  Other Receivables adjustments                        3,978
                                                              ----------
         (7)  Less amounts allocable to Interest              (1,291,409)
                                                              ----------
         Total Monthly Principal Amounts                                       3,998,273
                                                                             -----------
    C.   End of period Principal Balance                                     $82,607,753
                                                                             -----------
    D.   Pool Factor                                                           65.549373%
                                                                             -----------

II. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                                 CLASS A      CLASS B       TOTAL
                                                                 -------      -------       -----
    A.   Beginning of period Certificate Balance              $79,677,544   $7,090,325   $86,767,869
                                                              --------------------------------------
    B.   Certificateholders' Principal Distributable Amount     3,678,411      319,862     3,998,273
          (92% of I.B. for Class A and
          8% of I.B. for Class B)

    C.   Change in Class B Principal Carryover Shortfall                0      (23,618)      (23,618)
                                                              --------------------------------------
    D.   End of period Certificate Balance                    $75,999,133   $6,794,081   $82,793,214
                                                              --------------------------------------
    E.   Certificate Factor                                     65.549374%   67.388917%    65.696537%
                                                              --------------------------------------

III.     RECONCILIATION OF COLLECTION ACCOUNT:

         A.   Available Funds:

              (1)  Collections on Receivables during period
                    (net of Liquidation Proceeds)                        $4,144,245
                                                                         ----------
              (2)  Liquidation Proceeds collected
                    during period                                           487,210
                                                                         ----------
              (3)  Purchase Amounts deposited in Collection
                    Account
                                                                         ----------
              (4)  Investment income                                         17,231
                                                                         ----------
              (5)  Collection of Supplemental Servicing Fees                 64,829
                                                                         ----------
              Total Available Funds                                                    4,713,515
                                                                                      ----------
    B.   Distributions:

              (1)  Basic Servicing Fee and Supplemental Servicing Fees      242,371
                                                                         ----------
              (2)  Agent fees                                                 4,330
                                                                         ----------
              (3)  Class A Interest Distributable Amount                    431,587
                                                                         ----------
              (4)  Class A Principal Distributable Amount                 3,678,411
                                                                         ----------
              (5)  Security Insurer Premiums                                 22,166
                                                                         ----------
              (6)  Class B Coupon Interest Amount                            38,406
                                                                         ----------
              (7)  Class B Principal Distributable Amount                   319,862
                                                                         ----------
              (8)  Class B Excess Interest Amount                                 0
                                                                         ----------
              (9)  Change in Class B Principal Carryover Shortfall          (23,618)
                                                                         ----------
              Total distributions                                                      4,713,515
                                                                                      ----------
    C.   Deficiency Claim Amount                                                      $        0
                                                                                      ----------
IV. RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

    A.   Beginning of Period Class B Principal Carryover Shortfall                    $  161,843
                                                                                      ----------
    B.   Current Month Change                                                             23,618
                                                                                      ----------
    C.   End of Period Class B Principal Carryover Shortfall                          $  185,461
                                                                                      ----------
V.  RECONCILIATION OF SPREAD ACCOUNT:
                                                                                      ----------
    A.   Beginning of period Spread Account balance                                   $5,196,362
                                                                                      ----------
    B.   Additions to Spread Account
         (1) Distributions to Class B Certificateholders                    334,650
              (Total of III.B. (6), (7), (8) and (9))                    ----------
         (2) Investment income                                               23,732
                                                                         ----------
         Total Additions                                                                 358,382
                                                                                      ----------
    C.   Spread Account balance prior to withdrawals                                   5,554,744
                                                                                      ----------


    D.   Requisite Amount of Spread Account

         (1)  6% of end of period Principal Balance                        4,956,465
                                                                         -----------
         (2)  $100,000                                                       100,000
                                                                         -----------
         (3)  2.5% of Cut-off Date Principal Balance                       3,150,593
                                                                         -----------
         (4)  End of period Class A Certificate Balance                   75,999,133
                                                                         -----------
         (5)  Lesser of (3) or (4)                                         3,150,593
                                                                         -----------
         (6)  Greater of (2) or (5)                                        3,150,593
                                                                         -----------
         (7)  12% of end of period Principal Balance if Trigger Date               0
                                                                         -----------
         Requisite Amount of Spread Account (greater
              of (1) or (6) or (7) if applicable)                                       4,956,465
                                                                                       ----------

    E.   Withdrawals from Spread Account

         (1)  Priority First - Deficiency Claim Amount
                                                                         -----------
         (2)  Priority Second through Sixth
                                                                         -----------
         (3)  Priority Seventh  (C. minus D.)                                598,279
                                                                         -----------
        Total withdrawals                                                                 598,279
                                                                                       ----------
    F.   End of period Spread Account balance                                          $4,956,465
                                                                                       ----------
VI.  PERFORMANCE TESTS:

    A.   Delinquency Ratio

         (1)  Receivables with Scheduled Payment
               delinquent more than 30 days
               at end of period                                          $10,002,586
                                                                         -----------
         (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                         -----------
         (3)  Beginning of period Principal Balance                       86,606,026
                                                                         -----------
         (4)  Delinquency Ratio (1)+(2) divided by (3)                                      11.55%
                                                                                       ----------
         (5)  Previous Monthly Period Delinquency Ratio                                     11.29%
                                                                                       ----------
         (6)  Second previous Monthly Period Delinquency Ratio                               9.93%
                                                                                       ----------
         (7)  Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                 10.92%
                                                                                       ----------
         (8)  Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 14%)                              yes
                                                                                       ----------
    B.   Default Ratio

         (1)  Receivables becoming Defaulted Receivables
               during period                                             $   830,841
                                                                         -----------
         (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                         -----------
         (3)  Beginning of period Principal Balance                       86,606,026
                                                                         -----------
         (4)  Default Ratio (1)+(2) x 12 divided by (3)                                     11.51%
                                                                                       ----------
         (5)  Previous Monthly Period Default Ratio                                         13.18%
                                                                                       ----------
         (6)  Second previous Monthly Period Default Ratio                                  12.69%
                                                                                       ----------
         (7)  Average Default Ratio (4)+(5)+(6)
               divided by 3                                                                 12.46%
                                                                                       ----------
         (8)  Compliance (Default Test Failure is a
               Default Ratio equal to or greater than 21%)                                  yes
                                                                                       ----------


    C.   Net Loss Ratio

         (1)  Receivables becoming Liquidated Receivables
               during period                                             $ 1,141,459
                                                                         -----------
         (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                         -----------
         (3)  Cram Down Losses occurring during period
                                                                         -----------
         (4)  Liquidation Proceeds collected
               during period                                                (487,210)
                                                                         -----------
         (5)  Beginning of period Principal Balance                       86,606,026
                                                                         -----------
         (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
               divided by (5)                                                                9.07%
                                                                                       ----------
         (7)  Previous Monthly Period Net Loss Ratio                                         7.54%
                                                                                       ----------
         (8)  Second previous Monthly Period Net Loss Ratio                                 11.29%
                                                                                       ----------
         (9)  Average Net Loss Ratio (6)+(7)+(8)
               divided by 3                                                                  9.30%
                                                                                       ----------
         (10) Compliance (Net Loss Test Failure is a
               Net Loss Ratio equal to or greater than 12%)                                 yes
                                                                                       ----------

VII.     DELINQUENCY:

    A.    Receivables with Scheduled Payment delinquent

     (1) 31-60 days                                         #  812  $ 7,340,525
                                                            -------------------
     (2) 61-90 days                                            211    1,951,246
                                                            -------------------
     (3) over 90 days                                           79      710,815
                                                            -------------------

    Receivables with Scheduled Payment delinquent
    more than 30 days at end of period                       1,102  $10,002,586
                                                            -------------------
VIII.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.   Beginning of period number of Receivables                        9,710
                                                                    -----------
    B.   Number of Receivables becoming Liquidated
          Receivables during period                                         171
                                                                    -----------
    C.   Number of Receivables becoming Purchased
          Receivables during period
                                                                    -----------
    D.   Number of Receivables paid off during period                       168
                                                                    -----------
    E.   End of period number of Receivables                              9,371
                                                                    -----------

IX.  STATISTICAL DATA:

    A.   Weighted Average APR of the Receivables                          20.26%
                                                                    -----------
    B.   Weighted Average Remaining Term of the Receivables               37.97
                                                                    -----------
    C.   Average Receivable Balance                                 $     8,815
                                                                    -----------

AmeriCredit Financial Services, Inc.

By:
        --------------------------------------
Name:   Daniel E. Berce
Title:  Executive Vice-President
        Chief Financial Officer & Treasurer
Date:   May 5, 1997